SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 13, 2005

United Community Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 FORM OF STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS
EX-10.2 FORM OF STOCK OPTION AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS
EX-10.3 FORM OF RESTRICTED STOCK AWARD AGREEMENT
EX-10.4 AMENDMENT NO.1 TO THE UNITED COMMUNITY BANKS DEFERRED COMPENSATION PLAN, DATED MAY 13, 2005

Item 1.01 Entry into a Material Definitive Agreement

     On May 16, 2005, United Community Banks, Inc. (the “Registrant”) entered into stock option award agreements with each of its executive officers. The options were issued under the 2000 Key Employee Stock Option Plan (the “Plan”). The agreements provide for options to purchase common stock of the Registrant at a price per share of $23.10.

     On the same date, the Registrant entered into restricted stock award agreements with each of its executive officers under the Plan. The agreements provide for shares of restricted stock at a price per share of $23.10.

     The options and restricted stock grants were in the following amounts:

	Incentive Stock	Non-qualified Stock
Grantee	Options	Options	Restricted Stock
Jimmy C. Tallent	4,329	16,071	4,500
Guy W. Freeman	5,008	7,992	3,000
Rex S. Schuette	5,015	6,985	2,750
Thomas C. Gilliland	4,394	4,606	2,250
Ray K. Williams	3,383	2,617	2,000

     A form of incentive stock option award agreement is attached hereto as exhibit 10.1. A form of award agreement for the grant of non-qualified options is attached hereto as exhibit 10.2. Attached as exhibit 10.3 is a form of restricted stock award agreement. The agreements contain specific provisions relating to vesting of the awards and provide for certain changes to the vesting schedule in the event of a termination of the executive officer.

     On May 13, 2005, the Registrant entered into Amendment No. 1 to the United Community Banks Deferred Compensation Plan (the “Amendment”). The Amendment permits additional individuals to participate in the Plan and confirms that common stock of the Registrant may be an investment option under the Plan.

     The Amendment is attached hereto as exhibit 10.4.

Item 9.01 Financial Statements and Exhibits

10.1	Form of Stock Option Agreement for Incentive Stock Options issued under the 2000 Key Employee Stock Option Plan.

10.2	Form of Stock Option Agreement for Non-Qualified Stock Options issued under the 2000 Key Employee Stock Option Plan.

10.3	Form of Restricted Stock Award Agreement for Awards issued under the 2000 Key Employee Stock Option Plan.

10.4	Amendment No. 1 to the United Community Banks Deferred Compensation Plan, dated May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
May 17, 2005	Executive Vice President and Chief Financial Officer